EXHIBIT 10

TENTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), made and entered into as of February 28, 2014 (the “Tenth Amendment Closing Date”), is by and among The Dolan Company, a Delaware corporation (“Dolan”), as a Borrower and as the Borrowers’ Agent, the Subsidiaries of Dolan from time to time party to the Credit Agreement defined below (together with Dolan, the “Borrowers”), the Lenders from time to time party to the Credit Agreement, and U.S. Bank National Association, a national banking association (“USBNA”), as LC Issuer, Swing Line Lender and Administrative Agent.

RECITALS

A. The Borrowers’ Agent, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of December 6, 2010, as amended by the Omnibus Reaffirmation and Amendment Agreement dated as of January 31, 2011, the First Amendment to Third Amended and Restated Credit Agreement dated as of September 30, 2011, the Second Amendment to Third Amended and Restated Credit Agreement dated as of March 6, 2012, the Third Amendment to Third Amended and Restated Credit Agreement dated as of October 5, 2012, the Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 22, 2013, the Waiver and Fifth Amendment to Third Amended and Restated Credit Agreement dated as of July 8, 2013, the Consent, Waiver and Sixth Amendment to Third Amended and Restated Credit Agreement dated as of October 31, 2013, the Limited Waiver, Consent and Seventh Amendment to Third Amended and Restated Credit Agreement dated as of January 7, 2014, the Limited Waiver, Consent and Eighth Amendment to Third Amended and Restated Credit Agreement dated as of February 13, 2014, and the Ninth Amendment to Third Amended and Restated Credit Agreement dated as of February 20, 2014 (as further amended, supplemented or modified from time to time, the “Credit Agreement”).

B. The Borrowers have requested amendments to the Credit Agreement.

C. The Lenders are willing to amend certain provisions of the Credit Agreement, in each case on and subject to the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1. Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2. Amendment to the Credit Agreement. Subject only to the terms of Section 5, the Credit Agreement is hereby amended as follows:

2.1. Milestones. Section 6.35 of the Credit Agreement is hereby amended by replacing the reference to “February 28, 2014” with “March 7, 2014”.

Section 3. Amendment to the Eighth Amendment. Subject only to the terms of Section 5, the Eighth Amendment is hereby amended as follows:

3.1. Limited Waiver. Section 3.3(b) of the Eighth Amendment is hereby amended by replacing the reference to “February 28, 2014” with “March 7, 2014”.

Section 4. [Reserved.]

Section 5. Conditions to Effectiveness. This Amendment will be effective as of the Tenth Amendment Closing Date, subject to the execution and delivery of this Amendment by the Borrowers and the Required Lenders.

Section 6. Release, Representations, Warranties, Authority, No Adverse Claim.

6.1. Release of Claims. The Borrowers, for themselves and on behalf of their legal representatives, successors, and assigns, hereby (a) expressly waive, release, and relinquish the Administrative Agent, each of the Lenders and Bayside from any and all claims, offsets, defenses, affirmative defenses, and counterclaims of any kind or nature whatsoever that the Borrowers have asserted, or might assert, against the Administrative Agent, the Lenders or Bayside with respect to the Obligations, the Credit Agreement (including as amended by this Amendment), and any other Loan Document, in each case arising on or before the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof other than claims, offset, defenses, affirmative defenses and counterclaims arising as a result of such Person’s bad faith, willful misconduct or gross negligence, and (b) expressly covenant and agree never to institute, cause to be instituted, or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Administrative Agent, the Lenders or Bayside by reason of or in connection with any of the foregoing matters, claims, or causes of action.

6.2. No Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement, or breach, default, or event of default under any Security Document or other document held by the Administrative Agent or the Lenders, whether or not known to the Administrative Agent or the Lenders and whether or not existing on the date of this Amendment.

6.3. Reassertion of Representations and Warranties, No Default. Each Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) the representations and warranties contained in the Credit Agreement, other than those set forth in Sections 5.6 and 5.18 of the Credit Agreement, are true, correct and complete in all material respects as of the date hereof as though made on and as of such date, except in respect of the Existing Defaults (as defined in the Eighth Amendment) and except for changes permitted by the terms of the Credit Agreement and except for representations and warranties made as of a specific earlier date, which shall be true and correct in all material respects as of such earlier date, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by the Amendment Documents on such date that has not been waived by the Lenders. With respect to any request for Revolving Loans made between the Tenth Amendment Closing Date and the Waiver Termination Date (as defined in the Eighth Amendment), (i) the Borrowers shall be deemed to make the representation set forth in Section 5.6 of the Credit Agreement only from the Tenth Amendment Closing Date, and (ii) the Borrowers shall not be deemed to make the representation set forth in Section 5.18 of the Credit Agreement.

6.4. Authority, No Conflict, No Consent Required. Each Borrower represents and warrants that such Borrower has the power and legal right and authority to enter into this Amendment and any other instrument or agreement executed by such Borrower in connection with this Amendment (the “Amendment Documents”) and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by such Borrower in connection herewith or therewith by proper corporate action, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under (i) any agreement, instrument or indenture to which such Borrower is a party or a signatory or by which it or any of its properties may be bound, which breach or default could reasonably be expected to have a Material Adverse Effect, (ii) a provision of such Borrower’s constituent documents or (iii) requirement of law in any material respect, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to such Borrower or any of its property except, if any, in favor of the Lenders. Each Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by such Borrower of the Amendment Documents or other agreements and documents executed and delivered by such Borrower in connection therewith or the performance of obligations of such Borrower therein described, except for those which such Borrower has obtained or provided.

6.5. No Adverse Claim. Each Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give such Borrower a basis to assert a defense, offset or counterclaim to any claim of the Lenders with respect to the Obligations.

Section 7. Limited Purpose Amendment. Notwithstanding anything contained herein, this Amendment (a) is a limited amendment, (b) is effective only with respect to the specific instance and the specific purpose for which it is given, (c) shall not be effective for any other purpose, and (d) does not constitute the basis for a waiver and, except as expressly set forth in Section 2 of this Amendment, does not constitute an amendment of any of the provisions of the Credit Agreement. Except as expressly provided in Section 2 of this Amendment, (i) all of the terms and conditions of the Credit Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, and (ii) nothing in this Amendment shall constitute a waiver by the Lenders of any Default or Event of Default, or of any right, power or remedy available to the Lenders under the Credit Agreement or any other Loan Document, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

Section 8. Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lenders and the Borrowers each acknowledge and affirm that the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment (excluding the representations set forth in Section 5.6 and 5.18), shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. Each Borrower confirms to the Lenders that the Obligations are and continue to be secured by the security interest granted by the Borrowers in favor of the Administrative Agent under the Collateral Documents, and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrowers under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement, as amended or waived by this Amendment, are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrowers (excluding the representations set forth in Section 5.6 and 5.18).

Section 9. Merger and Integration, Superseding Effect. This Amendment and the other Amendment Documents, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment and the fee letter, all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment and the fee letter shall control with respect to the specific subjects hereof and thereof.

Section 10. Severability. Whenever possible, each provision of this Amendment and the fee letter and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the fee letter or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the fee letter or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 11. Successors. This Amendment shall be binding upon the Borrowers and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrowers and the Lenders and the successors and assigns of the Lenders.

Section 12. Expenses. As provided in Section 9.6 of the Credit Agreement (as amended hereby), the Borrowers agree to pay or reimburse the Administrative Agent and Bayside, upon execution of this Amendment, for all invoiced reasonable out-of-pocket expenses paid or incurred by the Administrative Agent or Bayside.

Section 13. Headings. The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

Section 14. Counterparts. This Amendment and any other Amendment Document may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment or any other Amendment Document may execute any such agreement by executing a counterpart of such agreement. Signature pages delivered by facsimile or other electronic transmission (including by email in .pdf format) shall be considered original signatures hereto, all of which shall be equally valid.

Section 15. Governing Law. THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

[The next page is the signature page.]

IN WITNESS WHEREOF, parties hereto have executed this Amendment as of the date first above written.

THE DOLAN COMPANY

By:	/s/ Vicki J. Duncomb
Name:	Vicki J. Duncomb
Title:	Chief Financial Officer

DAILY JOURNAL OF COMMERCE, INC.
DAILY REPORTER PUBLISHING COMPANY
DOLAN DLN LLC
DOLAN PUBLISHING COMPANY
DOLAN PUBLISHING FINANCE COMPANY
NOPG, L.L.C.

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President, CFO & Treasurer

DISCOVERREADY LLC

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President, Secretary & Treasurer

AMERICAN PROCESSING COMPANY, LLC
By: Dolan APC LLC, its Managing Member

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President

[Signature Page to Tenth Amendment to

Third Amended and Restated Credit Agreement]

THE DAILY RECORD COMPANY, LLC
IDAHO BUSINESS REVIEW, LLC
THE JOURNAL RECORD PUBLISHING CO., LLC
LAWYER’S WEEKLY, LLC
LONG ISLAND BUSINESS NEWS, LLC
MISSOURI LAWYERS MEDIA, LLC
NEW ORLEANS PUBLISHING GROUP, L.L.C.
DATASTREAM CONTENT SOLUTIONS, LLC
LEGISLATIVE INFORMATION SERVICES
OF AMERICA, LLC
FINANCE AND COMMERCE, INC.
DOLAN MEDIA HOLDING COMPANY
COUNSEL PRESS, LLC
DOLAN APC LLC
ASSURE 360, LLC

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President

ARIZONA NEWS SERVICE, LLC
FEDERAL NEWS SERVICE LLC
NATIONAL DEFAULT EXCHANGE HOLDINGS, LLC

By:	/s/ Scott J. Pollei
Name:	Scott J. Pollei
Title:	Vice President & Secretary

[Signature Page to Tenth Amendment to

Third Amended and Restated Credit Agreement]

GRACE BAY HOLDINGS II, LLC

By:	/s/ Richard H. Siegel
Name:	Richard H. Siegel
Title:	Vice President and General Counsel

[Signature Page to Tenth Amendment to

Third Amended and Restated Credit Agreement]